FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                                       of
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                      Supplement dated December 1, 1998 to
                          Prospectus dated May 1, 1998

            The text of the section entitled "Paying Premiums by Mail" should be replaced with the following:

PAYING PREMIUMS BY MAIL

            Planned Periodic Premiums and Unscheduled Additional Premiums may be paid to the Company by mailing them to:

            ReliaStar Life Insurance Company of New York
            NW 7353
            P.O. Box 1450
            Minneapolis, Minnesota  55485-7353

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            On page 41 of the prospectus, the text of the section entitled
"Distribution of the Policies" should be deleted in its entirety and replaced with the following:

DISTRIBUTION OF THE POLICIES

            The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.

            The Policies will be distributed by the general distributor, Washington Square Securities, Inc., ("WSSI"), a Minnesota corporation, which is an affiliate of ours. WSSI is a securities broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. It is primarily a mutual funds dealer and has dealer agreements under which it markets shares of more than 50 mutual funds. It also markets limited partnerships and other tax-sheltered or tax-deferred investments, and acts as general distributor (principal underwriter) for variable products issued by us and variable products issued by our affiliates. The Policies may also be sold through other broker-dealers authorized by WSSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

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            Registered representatives who sell the Policies will receive commissions based on a commission schedule. In the first Policy Year, commissions generally will be no more than 55% of the premiums paid up to the annualized Minimum Monthly Premium,, plus no more than 1% of any additional premium. In any subsequent Policy Year, commissions or service fees generally will be no more than 1% of premiums paid in that year. Corresponding commissions or service fees will be paid upon a requested increase in Face Amount. In addition, after the first Policy Year a commission or a service fee of no more than .40% of the average monthly Accumulation Value during each Policy Year may be paid. Further, registered representatives may be eligible to receive certain overrides, expense allowances and other benefits which may be based on the amount of earned commissions.

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              THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS